EXHIBIT 99.3






                       CERTIFICATE REPRESENTING WARRANTS

                           BLOUNT INTERNATIONAL, INC


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS SECURITY CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Warrant Certificate No.:                        1

Name of Holder:                                 LB Blount Investment SPV LLC

Date of Issuance:                               March 2, 2001

Number of Warrants this Warrant                 1,000,000
Certificate Represents:

Number of Shares of Common Stock for which      1
each Warrant Subject to this Warrant
Certificate Initially Represents the Right to Exercise:

Expiration Date:                                March 2, 2013

          THIS IS TO CERTIFY THAT, for value received, Lehman Brothers Merchant Banking Partners II L.P. or registered assigns (the "Holder") is entitled on exercise to receive from BLOUNT INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), at any time or from time to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m., New York City time, on March 2, 2013, at the Corporation's office, at the Exercise Price (as defined below), the number of shares of Common Stock, par value $.01 (the "Common Stock"), of the Corporation shown above, upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

          This warrant certificate represents the number of warrants (the "Warrants") shown above and may be separated into one of one or more certificates of the same form and having the same terms as this certificate as provided herein, entitling the holders on exercise to receive shares of Common Stock. The Warrants have been issued pursuant to the Purchase Agreement dated as of March 2, 2001, between the Corporation, and LB Blount Investment SPV LLC (the "Purchase Agreement"), and the Holders are entitled to certain benefits as set forth therein.


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   Certain terms used in respect of the Warrants are defined in Article IV.

                                   ARTICLE I

                             Exercise of Warrants

          SECTION 1.01. Method of Exercise. To exercise a Warrant represented by this Certificate, the Holder shall deliver to the Corporation, (a) the certificate representing such Warrant and (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise such Warrant, which notice shall specify the denominations of the certificate or certificates desired and the name or names in which such certificates are to be registered.

          The Corporation shall, as promptly as practicable and in any event within seven days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock to which the Holder is entitled. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in denominations of 100 shares of Common Stock each, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person (as defined below) so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Corporation. The Corporation shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates except that, if share certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Corporation for payment.

          SECTION 1.02. Interests To Be Validly Issued and Listed or Quoted. The share of Common Stock issued upon the exercise of this Warrant shall be validly issued and, if shares of the Corporation of any class are then listed on any national securities exchange (as defined in the Securities Exchange Act of 1934 (the "Exchange Act")) or quoted on NASDAQ (as defined below), shall be duly listed or quoted thereon, as the case may be.

          SECTION 1.03. No Fractional Shares to be Issued. The Corporation shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Corporation shall pay an amount in cash calculated by it to equal the then Current Market Price (as defined below) per share multiplied by such fraction computed to the nearest whole cent less such fraction of the Exercise Price. The Holders, by their acceptance of this


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                                                                             3

Warrant, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

          SECTION 1.04. Legend. Each share certificate for Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act of 1933 (the "Securities Act"), shall bear the following legend:

     "THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS SECURITY CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

          SECTION 1.05. Reservation of Common Stock. The Corporation will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares (as defined below) upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

          The Corporation or, if appointed by the Corporation, the transfer agent for the Common Stock (the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose.

          The Corporation covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with the terms of this Agreement (including the terms of the Exercise Price) will, upon issue, be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                                  ARTICLE II

                            Transfer, Exchange and
                   Replacement of Warrants and Registration
                          of Transfers and Exchanges

          SECTION 2.01. Ownership of Warrant. The Corporation may deem and treat the Person in whose name this certificate is registered as the holder of the Warrants represented by this certificate and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Corporation) for all purposes and shall not be affected


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by any notice to the contrary, until presentation of such Warrant, for registration of transfer as provided, in this Article II.

          SECTION 2.02. Registration of Transfers and Exchanges. The Corporation agrees to maintain books for the registration of transfers of certificates representing the Warrants, and transfer of this certificate and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this certificate, together with a written assignment of this certificate duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Holder or another institutional investor) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD (as defined below), and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender the Corporation shall execute and deliver a new certificate representing the Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this certificate and the Warrants represented by this certificate shall promptly be canceled.

          SECTION 2.03. Separation of Warrants. Warrants shall be transferable separately from the Convertible Preferred Stock (as defined below).

          SECTION 2.04. Division or Combination of Warrants. This certificate may be divided or combined with other certificates representing the Warrants upon surrender hereof and of any such other certificates, together with a written notice specifying the names and denominations in which the new certificate or certificates are to be issued, signed by the Holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.02 as to any transfer which may be involved in the division or combination, the Corporation shall execute and deliver a new certificate or certificates in exchange for the certificate or certificates to be divided or combined in accordance with such notice.

          SECTION 2.05. Loss, Theft, Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing the Warrants and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation will make and deliver, in lieu of such lost, stolen, destroyed or mutilated certificate, a new certificate of like tenor and representing the same amount of Warrants.

          SECTION 2.06. Expenses of Delivery of Warrants. The Corporation will be reimbursed for its expenses in replacing each Warrant certificate.


                                  ARTICLE III

                            Antidilution Provisions

          SECTION 3.01. Adjustments Generally. The Exercise Price and the number of shares of Common Stock issuable upon exercise of any Warrant represented by this certificate shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article III.


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          SECTION 3.02. Adjustment. The number of shares of Common Stock issuable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of the events enumerated in this Article III.

          (a) Adjustment for Change in Capital Stock.

          If the Corporation:

          (i) pays a dividend (or makes a distribution) on its Common Stock in shares of its Common Stock;

          (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

          (iv) makes a distribution on its Common Stock in shares of its Capital Stock (as defined below) other than Common Stock; or

          (v) issues any shares of its Capital Stock by reclassification of its Common Stock;

then the number of shares of Common Stock into which the Warrants may be exercised immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised may receive the same percentage of the outstanding shares of Common Stock of the Corporation which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Reorganization of the Corporation.

          If the Corporation consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash, or other assets which the Holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the Holder had exercised the Warrant immediately before the effective time of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Corporation, or the Person to which such sale or conveyance shall have been made, shall enter into and deliver a certificate or other agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Corporation shall mail to Holders such certificate or agreement.


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          (c) When No Adjustment Required.

          No adjustment will be required under this Article III for (i) issuances of Common Stock or Rights to Persons who are not Affiliates of the Corporation as consideration for the acquisition of stock or assets to be used in the principal business of the Corporation or any ancillary or related business, (ii) rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest, (iii) any change in the par value or no par value of the Common Stock, and in no event shall any adjustment be made under this Article III that would reduce the Exercise Price below the par value of the Common Stock, (iv) Common Stock issued to the Corporation's employees under bona fide employee benefit plans adopted by the Board of Directors, (v) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting, (vi) Common Stock issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's length transaction between the Corporation and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or (vii) the exercise of Warrants or the conversion or exchange of securities convertible or exchangeable into Common Stock, the issuance of which was otherwise covered by this Article III.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          (d) Notice of Adjustment.

          Whenever any adjustments are made pursuant to this Article III, the Corporation shall provide notice of such adjustment to the Holders.

          (e) Corporation Determination Final.

          Any determination that the Corporation or the Board of Directors must make pursuant to this Article III is conclusive.

                                  ARTICLE IV

                                  Definitions

          Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. The following terms, as used in this Warrant, have the following respective meanings:

          "Affiliate" means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.


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          "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Convertible Preferred Stock" means the 12% Convertible Preferred Stock of Blount International, Inc.

          "Exercise Price" means $.01 per share of Common Stock, subject to adjustment pursuant to Article III.

          "NASD" means the National Association of Securities Dealers, Inc.

          "NASDAQ" means The Nasdaq Stock Market, an electronic securities market operated by The Nasdaq Stock Market, Inc., a wholly owned subsidiary of the NASD.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

          "Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

                                   ARTICLE V

                                 Miscellaneous

          SECTION 5.01. Notices. Notices and other communications provided for herein shall be in writing and shall, unless otherwise expressly required, be given in the manner and with the effect provided in the Purchase Agreement. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Corporation, unless the Holder shall notify the Corporation that notices and communications should be sent to a different address (or telecopy number), in which case such notices and communications shall be sent to the address (or telecopy number) specified by the Holder.

          SECTION 5.02. Waivers; Amendments. With the written consent of the Holder of this Warrant, any covenant, agreement or condition contained in this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), or such Holder and the Corporation may from time to time enter into agreements for the purpose of amending any covenant, agreement or condition of this Warrant or changing in any manner the rights of the Holder of this Warrant. Any such amendment or waiver shall be binding upon each future Holder of this Warrant and upon the Corporation. Upon the request of the Corporation, the


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Holder hereof shall submit this Warrant to the Corporation so that this
Warrant be marked to indicate such amendment or waiver, and any Warrant issued thereafter shall bear a similar notation referring to any such amendment or continuing waiver.

          SECTION 5.03. Governing Law. THIS CERTIFICATE AND THE WARRANTS REPRESENTED BY THIS CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

          SECTION 5.04. Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this certificate contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

          SECTION 5.05. Severability. In case any one or more of the provisions contained in this certificate shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 5.06. Section Headings. The section headings used herein are for convenience of reference only, are not part of this certificate and are not to affect the construction of or be taken into consideration in interpreting this certificate.

          SECTION 5.07. No Rights as Stockholder. This certificate shall not entitle the Holder to any rights as a stockholder of the Corporation.

          SECTION 5.08. Tax Basis. The Corporation and the original Holder agree that the original Holder's basis in this Warrant for tax purposes, upon purchase of this Warrant from the Corporation, shall be zero and neither the Corporation nor the original Holder shall take any action inconsistent therewith.


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          IN WITNESS WHEREOF, BLOUNT INTERNATIONAL, INC. has caused this
Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                    BLOUNT INTERNATIONAL, INC.


                                    By    /s/ Harold E. Layman
                                       ---------------------------------------
                                       Name:  Harold E. Layman
                                       Title: President

[Corporate Seal]

Attest:


 /s/ Richard H. Irving III
---------------------------
Secretary


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                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)


To BLOUNT INTERNATIONAL, INC.:

          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the [insert number] Warrant[s] represented by the attached certificate for, and to exercise thereunder, [insert number] share[s] of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer.

          Please issue a certificate or certificates for such share of Common Stock in the following name or names and denominations:

Dated:__________, 20__

                                    -----------------------------------
                                    NOTE: The above signature should correspond
                                          exactly with the name on the face of
                                          the attached Warrant or with the name
                                          of the assignee appearing in the
                                          assignment form below.


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                                  ASSIGNMENT

                       (To be executed upon assignment)


          For value received, ______________________ hereby sells, assigns and transfers unto _______________________ the Warrant[s] represented by the attached certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ attorney to transfer said Warrant[s] on the books of Blount International Inc., with full power of substitution in the premises.

                                    -----------------------------------
                                    Note: The above signature should correspond
                                          exactly with the name on the face of
                                          the attached certificate.

Dated:_____________, 20